UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 10, 2025

Rumble Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40079	80-0984597
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

444 Gulf of Mexico Dr

Longboat Key, FL 34228

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (941) 210-0196

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RUM	The Nasdaq Global Market
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	RUMBW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On November 10, 2025, Rumble Inc. (“Rumble”) issued a press release announcing its financial results for the quarter ended September 30, 2025, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information included in this Item 2.02, including the accompanying exhibits, is being furnished and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01. Regulation FD Disclosure.

On November 10, 2025, Rumble issued a press release announcing that it had signed a business combination agreement with Northern Data AG (“Northern Data”), a leader in AI and high-performance-computing (HPC) infrastructure. Subject to the terms and conditions of the agreement, Rumble will submit a voluntary public exchange offer to all shareholders of Northern Data (the “Offer”). In connection with the announcement, Rumble made available an investor presentation relating to the Offer. A copy of the press release and the investor presentation are furnished as Exhibit 99.2 and 99.3, respectively, to this Current Report on Form 8-K and are incorporated into this Item 7.01 by reference. In addition, Rumble issued two other press release in connection with the announcement, copies of which are furnished as Exhibit 99.4 and 99.5, respectively, to this Current Report on Form 8-K and are incorporated into this Item 7.01 by reference.

Investors and others should note that we announce material financial and operational information to our investors using our investor relations website (investors.rumble.com), press releases, SEC filings and public conference calls and webcasts. We also intend to use certain social media accounts as a means of disclosing information about us and our services and to comply with our disclosure obligations under Regulation FD: the @rumblevideo X (formerly Twitter) account (x.com/rumblevideo), the @rumble TRUTH Social account (truthsocial.com/@rumble), the @chrispavlovski X (formerly Twitter) account (x.com/chrispavlovski), and the @chris TRUTH Social account (truthsocial.com/@chris), which Chris Pavlovski, our founder and Chief Executive Officer, also uses as a means for personal communications and observations. The information we post through these social media channels may be deemed material. Accordingly, investors should monitor these social media channels in addition to following our press releases, SEC filings and public conference calls and webcasts. The social media channels that we intend to use as a means of disclosing the information described above may be updated from time to time, as listed on our investor relations website.

Rumble is furnishing the information in this Item 7.01 and in Exhibits 99.1, 99.2 and 99.3 to comply with Regulation FD. The information contained in this Item 7.01, including Exhibits 99.1, 99.2 and 99.3, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Important Information for Investors and Stockholders

This communication does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be commenced except by means of a prospectus meeting the requirements of the Securities Act.

When the Offer is launched in accordance with the definitive agreements for the transaction, such Offer will only be made pursuant to a Registration Statement on Form S-4 and related information statement and other relevant documents to be filed by Rumble with the Securities and Exchange Commission (“SEC”). Before making any voting or investment decision, investors and security holders of Northern Data are strongly advised to read the registration statement and related information statement and all other relevant documents filed or that will be filed with the SEC in connection with the Offer, when launched, as they become available because they will contain important information about the transaction. Holders of Northern Data shares will need to make their own decision whether to tender shares in the Offer, when launched. Investors and security holders of Northern Data will be able to obtain free copies of the registration statement and related information statement and all other relevant documents filed or that will be filed with the SEC by Rumble through the website maintained by the SEC at www.sec.gov.

Neither the SEC nor any U.S. state securities commission has passed any comment upon the adequacy, accuracy or completeness of the disclosure in this Form 8-K and the exhibits hereto. Any representation to the contrary is a criminal offence in the United States.

Certain Information Regarding Participants

Rumble and its directors, executive officers and other members of its management and employees may be deemed under SEC rules to be participants in the solicitation of proxies of Rumble’s stockholders in connection with the proposed transactions. Information concerning the interests of Rumble’s participants in any such solicitation, if applicable, which may, in some cases, be different from those of Rumble’s stockholders generally. Information regarding the directors and executive officers of Rumble is contained in Rumble’s Annual Report on Form 10-K for the year ended December 31, 2024, and its Proxy Statement on Schedule 14A, dated April 25, 2025, which are filed with the SEC and can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the information statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available.

Cautionary Statement Regarding Forward-Looking Statements

This Form 8-K and the exhibits hereto contain forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Investors should read statements that contain these words carefully because they discuss future expectations, contain projections of future results of operations or financial condition; or state other “forward-looking” information. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond Rumble’s and Northern Data’s control.

These forward-looking statements include, but are not limited to, statements regarding benefits of the proposed transaction, integration plans and expected synergies, and anticipated future growth, financial and operating performance and results. Forward-looking statements involve risks and uncertainties that may cause actual results to be materially different from the results predicted or expected. No assurance can be given that these forward-looking statements will prove accurate and correct, or that projected or anticipated future results will be achieved. Factors that could cause actual results to differ materially from those indicated in any forward-looking statement include, but are not limited to: the expected timing and likelihood of the completion of the contemplated transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the contemplated transaction that could reduce anticipated benefits or cause the parties to abandon the transaction; risks that the condition to the publication of the offer document relating to the outcome of an independent investigation to be conducted by Northern Data into certain VAT tax-related allegations is not satisfied; the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction; the ability to successfully complete the proposed transaction; regulatory or other limitations imposed as a result of the proposed transaction; the success of the business following the proposed transaction; the ability to successfully integrate Rumble’s and Northern Data’s businesses; the possibility that the requisite number of Northern Data’s shares may not be tendered in the exchange offer; the risk that the parties may not be able to satisfy the conditions to closing of the proposed transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that the announcement or consummation of the proposed transaction could have adverse effects on the market price of Rumble’s Class A common stock or Northern Data’s capital stock or the ability of Rumble and Northern Data to retain customers, retain or hire key personnel, maintain relationships with their respective suppliers and customers, and on their operating results and businesses generally; the risk that the combined business may be unable to achieve expected synergies or that it may take longer or be more costly than expected to achieve those synergies; the risk of fluctuations in revenue due to lengthy sales and approval process required by major and other service providers for new products; the risk posed by potential breaches of information systems and cyber-attacks; the risks that Rumble, Northern Data or the post-combination company may not be able to effectively compete, including through product improvements and development; and such other factors as are set forth in Northern Data’s annual and interim financial reports made publicly available and Rumble’s public filings made with the SEC from time to time, including but not limited to those described under the headings “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Rumble’s Form 10-K for the fiscal year ended December 31, 2024 and Rumble’s Form 10-Q for the quarterly period ended September 30, 2025, which are available via the SEC’s website at www.sec.gov. The foregoing list of risk factors is not exhaustive. These risks, as well as other risks associated with the contemplated transaction, will be more fully discussed in the proxy statement/prospectus and the offering prospectus that will be included in the registration statement that will be filed with the SEC and in an offering document and/or any prospectuses or supplements to be filed with the German Financial Supervisory Authority (Bundesanstalt für Finanzdienstleistungsaufsicht) in connection with the contemplated transaction. In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than Rumble or Northern Data has described. All such factors are difficult to predict and beyond our control. All forward-looking statements included in this document are based upon information available to Rumble on the date hereof, and Rumble disclaims and does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, what impact they will have on the results of operations, financial condition or cash flows of Rumble or Northern Data. Should any risks and uncertainties develop into actual events, these developments could have a material adverse effect on the proposed transaction or Rumble’s or Northern Data’s ability to successfully complete the proposed transaction or realize the expected benefits from the proposed transaction. You are cautioned not to rely on Rumble’s and Northern Data’s forward-looking statements. These forward-looking statements are and will be based upon management’s then-current views and assumptions regarding future events and operating performance, and are applicable only as of the dates of such statements. Rumble does not assume any duty to update or revise forward-looking statements herein, whether as a result of new information, future events or otherwise, as of any future date.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Earnings Press Release of Rumble Inc. dated November 10, 2025
99.2	Press Release of Rumble Inc. dated November 10, 2025
99.3	Investor presentation, dated November 10, 2025
99.4	Press Release of Rumble Inc. dated November 10, 2025
99.5	Press Release of Rumble Inc. dated November 10, 2025
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rumble Inc.

Date: November 10, 2025	By:	/s/ Brandon Alexandroff
	Name:	Brandon Alexandroff
	Title:	Chief Financial Officer